SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest
event reported)                     March 26, 1999 (March 18, 1999)
                                 -------------------------------------


                         Harbor Florida Bancshares, Inc.
               (Exact Name of Registrant as Specified in Charter)



Delaware                         000-22817                       65-0813766
--------                         ---------                       ----------
(State or Other                 (Commission File               IRS Employer
Jurisdiction of Incorporation)    Number)                     Identification No.



                  100 S. Second Street, Fort Pierce, FL 34950
                  ------------------------------------------
                  (Address of Principal Executive Offices)(Zip Code)



Registrant's telephone number, including area code      (561) 461-2414
                                                    ----------------------



                                 Not Applicable
                                 --------------
              (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On March 18, 1999, Harbor Florida Bancshares, Inc. ("Bancshares") announced that its Board of Directors had approved a continuation of its previously announced stock repurchase program. The new authority permits
Bancshares to acquire up to 2,904,625 additional shares of its common stock, subject to market conditions. The repurchases shall be made from time to time in the open market. A copy of the press release announcing the continuation of the stock repurchase program is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable

         (b)      Pro Forma Financial Information
                  Not applicable

         (c)      Exhibits

                  (99)     Press release dated March 18, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             HARBOR FLORIDA BANCSHARES, INC.
                                                          Registrant



Date:  March 26, 1999                  By:            /s/
                                                  Don W. Bebber
                                                  Senior Vice President/
                                                  Chief Financial Officer